UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 17, 2013

Date of Report (Date of earliest event reported)

GTJ REIT, INC.

(Exact name of registrant as specified in its Charter)

Maryland	0001368757	20-5188065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 Merrick Road

Lynbrook, NY 11563

(Address of principal executive offices) (Zip Code)

(516) 881-3535

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to GTJ REIT, Inc.’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on January 24, 2013 (the “Original Filing”) is being made for the purpose of including under (i) Item 9.01(a), the combined audited statements of revenues and certain expenses of the 25 properties acquired (“Acquired Properties”) from the Wu/Lighthouse Portfolio for the years ended December 31, 2010 and 2011, and the unaudited combined statement of revenues and certain expenses for the Wu/Lighthouse Portfolio for the nine months ended September 30, 2012 and (ii) Item 9.01(b), unaudited pro forma financial statements of GTJ REIT, Inc. reflecting the acquisition of the Acquired Properties, as of and for  the year ended December 31, 2012 . The disclosures contained in items 1.01, 2.01, 2.03, 3.02 and 5.02 in the Original Filing remain unchanged.

Item 9.01 Financial Statements and Exhibits.

Page

(a) Financial Statements of Businesses Acquired – Wu/Lighthouse Portfolio
(i) Independent Auditor’s Report	3
(ii) Combined Statements of Revenues and Certain Expenses for the years ended December 31, 2011 and 2010 and the nine months ended September 30, 2012	4
(iii) Notes to Combined Statements of Revenues and Certain Expenses	5
(b) Unaudited Pro Forma Consolidated Financial Statements	7
(i) Pro Forma Consolidated Balance Sheet as of December 31, 2012	8
(ii) Pro Forma Consolidated Statements of Operations for the year ended December 31, 2012	9
(iii) Notes to Pro Forma Consolidated Financial Statements	10
(c) Exhibits

Exhibit No.	Title of Exhibit
23.1	Consent of BDO USA, LLP dated April 5, 2013

Independent Auditors’ Report

Board of Directors and Stockholders
GTJ REIT, Inc. and Subsidiaries
Lynbrook, New York

We have audited the accompanying combined statements of revenues and certain expenses of the properties comprising the Wu/Lighthouse Portfolio, as more fully described in Note 1, for the years ended December 31, 2011 and 2010. The statements of revenue and certain expenses are the responsibility of GTJ REIT, Inc.’s management. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Wu/Lighthouse Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audits evidence provide a reasonable basis for our opinion.

The accompanying combined financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the inclusion in a Current Report on Form 8-K of GTJ REIT, Inc. As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of the Wu/Lighthouse Portfolio are excluded from the combined financial statements, which are not intended to be a complete presentation of the Wu/Lighthouse Portfolio’s revenues and expenses.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of the Wu/Lighthouse Portfolio for the years ended December 31, 2011 and 2010, on the basis of accounting described in Note 2.

/s/ BDO USA, LLP
Melville, New York
April 5, 2013

Wu/Lighthouse Portfolio

Combined Statements of Revenue and Certain Expenses

(Amounts in thousands)

	Nine Months September 30, 2012 (unaudited)	Year Ended December 31, 2011	Year Ended December 31, 2010
Revenues:
Property rentals and tenant reimbursements	$ 15,992	$ 21,680	$ 19,676
Certain expenses:
Real estate taxes	2,717	3,470	3,537
Interest	5,091	6,932	6,423
Utilities	588	872	826
Insurance	275	306	299
Building repairs and maintenance	407	746	665
Parking lot maintenance	245	689	338
Landscaping	179	240	223
Other real estate operating expenses	68	90	76
Total certain expenses	9,570	13,345	12,387
Revenues in excess of certain expenses	$ 6,422	$ 8,335	$ 7,289

See accompanying notes to the statements of revenues and certain expenses.

Wu/Lighthouse Portfolio

Notes to Statements of Revenues and Certain Expenses

1.                                      Organization

The Wu/Lighthouse Portfolio consists of 25 commercial properties; ten properties located in Connecticut totaling approximately 900,000 square feet, ten properties in New York totaling approximately 600,000 square feet including two unimproved sites of approximately 17 acres and five properties in New Jersey totaling approximately 500,000 square feet.

GTJ REIT, Inc. (“GTJ”) is a fully integrated, self-administered and self-managed real estate investment trust engaged in the acquisition, ownership, and management of seven real properties in New York and Connecticut.

On January 17, 2013, GTJ acquired the Wu/Lighthouse Portfolio in an UPREIT transaction valued at $194.4 million. As a result of this acquisition, GTJ now owns a total of 32 properties consisting of over 2.4 million square feet of office and industrial properties on 210 acres of land in New York, New Jersey, and Connecticut.

2.                                      Basis of Presentation and Significant Accounting Policies

Presented herein are the combined statements of revenue and certain expenses of the Wu/Lighthouse Portfolio.

The accompanying combined statements of revenues and certain expenses (the “Combined Statements”) have been prepared for the purpose of complying with the applicable rules and regulations of the Securities and Exchange Commission, Regulation S-X, Rule 3-14, and for inclusion in a Current Report on Form 8-K/A of GTJ. The Statements are not intended to be a complete presentation of the revenues and expenses of the Wu/Lighthouse Portfolio. Accordingly, the Statements exclude depreciation and amortization of fixed assets, amortization of intangible assets and liabilities, and asset management fees not directly related to the future operations.

Use of Estimates

The preparation of the Combined Statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates, judgments, and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. It is reasonably possible that the judgments and estimates could change and that actual results could differ from these estimates.

Revenue Recognition

Minimum rental revenue is recognized in accordance with ASC 840-20-25, which requires that revenue be recognized on a straight-line basis over the term of the lease unless another systematic and rational basis is more representative of the time pattern in which the use benefit is derived from the leased property. The properties are being leased to tenants under operating leases.

The Wu/Lighthouse Portfolio is a lessor under operating leases with expiration dates ranging from 2013 to 2031. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases or adjustments. The leases generally also require that the tenants reimburse the Company for the tenants pro rata share of certain operating costs and real estate taxes. Future minimum rents to be received over the next five years and thereafter for noncancelable operating leases in effect at December 31, 2012 are as follows:

2013	$13,471
2014	13,308
2015	12,459
2016	10,640
2017	6,695
Thereafter	41,114
Total	$97,687

Wu/Lighthouse Portfolio

Notes to Statements of Revenues and Certain Expenses

Income Taxes

The Wu/Lighthouse Portfolio was organized as a series of limited liability companies that were treated as partnerships for income tax purposes.  Income and losses flow through to the individual members of each limited liability company and are not included in the accompanying Combined Statements.

GTJ REIT, Inc.

Pro Forma Consolidated Financial Statements

(Unaudited)

On January 17, 2013, GTJ REIT, Inc. (the “Company”) acquired the real estate assets of the Wu/Lighthouse Portfolio (the “Portfolio”) in an UPREIT transaction valued at $194.4 million. As a result of this acquisition, the Company now owns a total of 32 properties consisting of over 2.4 million square feet of office and industrial properties on 210 acres of land in New York, New Jersey, and Connecticut.

The following unaudited pro forma consolidated balance sheet of the Company as of December 31, 2012, has been prepared as if the acquisition of the Portfolio had been completed on December 31,  2012. The unaudited pro forma consolidated statement of income for the year ended December 31, 2012 is presented as if the acquisition had been completed on January 1, 2012.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management; however, such statements do not purport to represent what the Company’s financial position and results of operations would have been assuming the completion of the acquisition on January 1, 2012, nor do they purport to project the Company’s financial position and results of operations at any future date or for any future period.

In the opinion of the Company’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

GTJ REIT, INC. AND SUBSIDIARIES

PRO FORMA – UNAUDITED CONSOLIDATED BALANCE SHEETS

As of December 31, 2012

(Amounts in thousands, except share data)

	GTJ REIT, Inc. Historical	Purchase of Wu/Lighthouse Portfolio (1)	GTJ REIT, Inc. Pro Forma as Adjusted

ASSETS
Real estate at cost:
Land	$88,584	$46,626	$135,210
Buildings and improvements	28,892	147,774	176,666
	117,476	194,400	311,876
Less: accumulated depreciation and amortization	(11,090)	-	(11,090)
Net real estate held for investment	106,386	194,400	300,786
Cash and cash equivalents	3,377	-	3,377
Available-for-sale securities	528	-	528
Restricted cash	376	1,826	2,202
Accounts receivable, net	334	-	334
Other assets	8,881	288	9,169
Deferred charges, net	4,175	-	4,175
Assets of discontinued operations	4,694	-	4,694
Intangible assets, net	-	-	-
Machinery and equipment, net	1,007	-	1,007
Total assets	$129,758	$196,514	$326,272

LIABILITIES AND STOCKHOLDERS’ EQUITY
Secured revolving credit facility	$5,000	$-	$5,000
Mortgage note payable	45,500	115,232	160,732
Accounts payable and accrued expenses	232	-	232
Unpaid losses and loss-adjustment expenses	1,479	-	1,479
Liabilities of discontinued operations	1,639	-	1,639
Other liabilities, net	4,379	1,204	5,583
Total liabilities	58,229	116,436	174,665
Stockholders’ equity:
Preferred stock, $.0001 par value; 10,000,000 shares authorized and none issued and outstanding	-	-	-
Common stock, $.0001 par value; 100,000,000 shares authorized; 13,648,084 shares issued and outstanding at December 31, 2012	1	-	1

Additional paid-in capital	138,218	-	138,218
(Deficit) equity	(66,971)	80,078	13,107
Accumulated other comprehensive income	281	-	281
Total stockholders’ equity	71,529	80,078	151,607
Total liabilities and stockholders’ equity	$129,758	$196,514	$326,272

GTJ REIT, INC. AND SUBSIDIARIES

PRO FORMA – UNAUDITED CONSOLIDATED STATEMENTS OF OPERATION

For the Year Ended December 31, 2012

(Amounts in thousands, except share data)

	GTJ REIT, Inc. Historical	Purchase of Wu/Lighthouse Portfolio, LLC (2)	GTJ REIT, Inc. Pro Forma as Adjusted
Revenues:
Property rentals	$13,604	$15,675	$29,279
Tenant reimbursements	336	5,490	5,826
Other revenue	17	-	17
Total revenues	13,957	21,165	35,122
Operating expenses:
General and administrative expenses	8,741	2,608	11,349
Property operating expenses	1,024	5,971	6,995
Depreciation and amortization expense	1,321	3,694	5,015
Total operating expenses	11,086	12,273	23,359
Operating income	2,871	8,892	11,763
Other income (expense):
Interest income	29	-	29
Interest expense	(2,727)	(6,788)	(9,515)
Change in insurance reserves	(32)	-	(32)
Pension withdrawal expense	(1,488)	-	(1,488)
Other	971	-	971
Total other income (expense):	(3,247)	(6,788)	(10,035)

(Loss) income from continuing operations before income taxes	(376)	2,104	1,728
Benefit from income taxes	16	-	16
(Loss) income from continuing operations, net of income taxes	(360)	2,104	1,744
Discontinued Operations:
Loss from discontinued operations, net of income taxes	(3,772)	-	(3,772)
Net (loss) income	$(4,132)	$2,104	$(2,028)
(Loss) income per common share--basic and diluted:
(Loss) income from continuing operations	$(0.02)	$0.15	$0.13
Loss from discontinued operations	$(0.28)	$0.00	$(0.28)
Net (loss) income	$(0.30)	$0.15	$(0.15)
Weighted-average common shares outstanding--basic and diluted	13,627,573	13,627,573	13,627,573

GTJ REIT, INC AND SUBSIDIARIES

Notes to Pro Forma Unaudited Consolidated Financial Statements

(Unaudited)

Basis of Pro Forma Presentation

GTJ REIT, Inc. (“GTJ”) is a fully integrated, self-administered and self-managed real estate investment trust, engaged in the acquisition, ownership, and management of seven real properties in New York and Connecticut.

On January 17, 2013, GTJ acquired the Wu/Lighthouse Portfolio (the “Portfolio”) in an UPREIT transaction valued at $194.4 million. As a result of this acquisition, GTJ now owns a total of 32 properties consisting of over 2.4 million square feet of office and industrial properties on 210 acres of land in New York, New Jersey, and Connecticut

The consolidated financial statements include the consolidated accounts of GTJ and the acquisition of the Portfolio.

(1).                              The notes to the pro forma consolidated balance sheet for the year ended December 31, 2012 reflect the following:

Purchase Price Allocation

The Company has allocated the purchase price between land and building at the date of acquisition.

Restricted cash

On the date of closing, the Company paid $1.8 million for funds currently held in escrow as defined by the terms of the existing mortgages.

Mortgage Debt

Relates to mortgage debt assumed at the date of acquisition.

(2)           The notes to the pro forma consolidated income statement for the year ended December 31, 2012 reflect the following:

Depreciation

Depreciation was calculated based on building and tenant improvements acquired as a result of the acquisition using an estimated life of forty years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2013	GTJ REIT, INC.

By: /s/ Paul Cooper
Paul Cooper
Chief Executive Officer